UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

Vermillion, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34810	33-0595156
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

  12117 Bee Caves Road Building Three, Suite 100, Austin, TX   78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRML	The Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07 below, at the Vermillion, Inc. (the “Company”) 2019 annual meeting of stockholders held on June 18, 2019 (the “Annual Meeting”), the Company’s stockholders approved the Vermillion, Inc. 2019 Stock Incentive Plan (the “2019 Plan”).  The 2019 Plan had been previously adopted and approved by the Company’s board of directors, subject to stockholder approval.

The purposes of the 2019 Plan are: (i) to align the interests of the Company’s stockholders and recipients of awards under the 2019 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) to advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents; and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

Under the 2019 Plan, the Company may grant: (i) non-qualified stock options; (ii) “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights (“SARs”); (iv) restricted stock, restricted stock units and other stock awards (“Stock Awards”); and (v) performance awards.

Subject to the terms and conditions of the 2019 Plan, the number of shares authorized for grants under the 2019 Plan is 8,000,000 plus the number of shares of the Company’s common stock available for grant under the Vermillion, Inc. Second Amended and Restated 2010 Stock Incentive Plan as of the date of the Annual Meeting. The number of available shares will be reduced by the sum of the aggregate number of shares of common stock which become subject to outstanding options, free-standing SARs, Stock Awards and performance awards.

The 2019 Plan is set forth in its entirety as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 18, 2019, the Company held the Annual Meeting.  As of the close of business on the record date for the Annual Meeting, there were 75,580,474 shares of Company common stock issued and outstanding and entitled to vote. There were 67,694,764 shares present in person or by proxy at the Annual Meeting, constituting a quorum. The final voting results were as follows:

Proposal 1:  Election of Directors

Stockholders elected each of the Company’s six nominees for director, as set forth below:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
James S. Burns, D.L.S.	42,147,625	172,279	25,374,860
Nancy G. Cocozza	42,109,411	210,493	25,374,860
Veronica G.H. Jordan, Ph.D.	42,147,635	172,269	25,374,860
James T. LaFrance	42,137,575	182,329	25,374,860
Valerie B. Palmieri	42,137,396	182,508	25,374,860

David R. Schreiber	42,140,764	179,140	25,374,860

Proposal 2:  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 9, 2019, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
41,984,293	222,701	112,910	25,374,860

Proposal 3:  Approval of the 2019 Plan

Stockholders approved the 2019 Plan, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
41,487,570	717,659	114,675	25,374,860

Proposal 4:  Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

Stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
67,377,551	300,053	17,160	0

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibit No.Description

10.1Vermillion Inc. 2019 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: June 24, 2019	By:	/s/ Robert Beechey
Robert Beechey
Chief Financial Officer